Exhibit 10.10

DEED OF TRUST, MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT
AND FINANCING STATEMENT

FROM

WHITE HAWK PETROLEUM, LLC
(Taxpayer Identification No.:  90 0846878

TO

DAVID LEVY, AS TRUSTEE
FOR THE BENEFIT OF

BAM ADMINISTRATIVE SERVICES LLC

A CARBON, PHOTOGRAPHIC, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. IN CERTAIN STATES, A POWER OF SALE MAY ALLOW THE TRUSTEE OR THE BENEFICIARY TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE GRANTOR UNDER THIS INSTRUMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

THIS INSTRUMENT COVERS PROCEEDS OF MORTGAGED PROPERTY.

THIS INSTRUMENT COVERS MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING WITHOUT LIMITATION OIL AND GAS) AND WHICH WILL BE FINANCED AT THE WELLHEADS OF THE WELL OR WELLS LOCATED ON THE PROPERTIES DESCRIBED IN EXHIBIT A ATTACHED HERETO. THIS FINANCING STATEMENT IS TO BE FILED OR FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OR SIMILAR RECORDS OF THE COUNTY RECORDERS OF THE COUNTIES LISTED ON EXHIBIT A HERETO. THE GRANTOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH INTEREST IS DESCRIBED IN EXHIBIT A ATTACHED HERETO.

PORTIONS OF THE MORTGAGED PROPERTY ARE GOODS WHICH ARE OR ARE TO BECOME AFFIXED TO OR FIXTURES ON THE LAND DESCRIBED IN OR REFERRED TO IN EXHIBIT A ATTACHED HERETO. THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD OR RECORDED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OR SIMILAR RECORDS OF EACH COUNTY IN WHICH SAID LAND OR ANY PORTION THEREOF IS LOCATED. THE GRANTOR IS THE OWNER OF RECORD INTEREST IN THE REAL ESTATE CONCERNED. THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS.

WHEN RECORDED RETURN TO:
Scott R. Smith, Blank Rome LLP
405 Lexington Avenue
New York, NY  10174-0208

DEED OF TRUST, MORTGAGE, ASSIGNMENT OF PRODUCTION,
SECURITY AGREEMENT AND FINANCING STATEMENT

This DEED OF TRUST, MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT (this “Deed of Trust”) is entered into this 7th day of March, 2014 (“Effective Date”), by WHITEHAWK PETROLEUM, LLC, a Nevada limited liability company, whose address for notice is 4125 Blackhawk Plaza Circle, Suite 201A, Danville, California 94506 (“Grantor”), to David Levy, as Trustee, whose address for notice is c/o BAM Administrative Services LLC, 1370 Avenue of the Americas, 32nd Floor, New York, NY  10019 (“Trustee”) for the benefit of BAM ADMINISTRATIVE SERVICES LLC, a Delaware limited liability company whose address for notice is 1370 Avenue of the Americas, 32nd Floor, New York, NY  10019, for the benefit of itself and the investors party to the Purchase Agreement referred to below (“Beneficiary”).

RECITALS:

A.           PEDEVCO Corp. (the “Company”) is party to that certain Note Purchase Agreement dated as of the date hereof (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Purchase Agreement”) by and between the Company, the investors party thereto (collectively, the “Investors” and each, individually, an “Investor”) and Beneficiary, as agent for the Investors, pursuant to which the Investors agreed to extend loans to the Company in the principal amount of up to $50,000,000 (the “Loans”), repayment of which is evidenced by certain Senior Secured Promissory Notes dated the date hereof issued to each Investor (the “Notes”).  Capitalized terms used but not defined in the body of this Deed of Trust or in Exhibit A attached hereto and incorporated herein by reference shall have the meanings given to them in the Purchase Agreement, unless this Deed of Trust specifies another document in which a capitalized term is defined.

B.           In order to induce Beneficiary and the Investors to enter into the Purchase Agreement and other Transaction Documents and to induce the Investors to extend the Loans pursuant to the Purchase Agreement, each of Grantor has agreed to jointly and severally guaranty the obligations of Company to Beneficiary and the Investors pursuant to that certain Guaranty dated as of the date hereof (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Guaranty”) executed by Grantor and the other grantors party thereto in favor of Beneficiary and the Investors.

C.           In order to secure Grantor’s obligations under the Guaranty and to induce and the Investors to enter into the Purchase Agreement and other Transaction Documents and to induce the Investors to extend the Loans pursuant to the Purchase Agreement, Grantor has agreed to execute and deliver to the Beneficiary this Deed of Trust.

D.           Grantor is a subsidiary of the Company and will derive benefit from the extension of the Loans to the Company.

THEREFORE, in order to comply with the terms and conditions of the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees with Beneficiary as follows:

ARTICLE I

Grant of Lien and Indebtedness Secured

Section 1.01        Grant of Liens. To secure payment of the Indebtedness (as defined in Section 1.03) and the performance of the covenants and obligations herein contained, Grantor does by these presents hereby GRANT, BARGAIN, SELL, ASSIGN, TRANSFER and CONVEY unto Trustee and Trustee’s successors and substitutes in trust hereunder, WITH A POWER OF SALE, for the use and benefit of Beneficiary, the real and personal property, rights, titles, interests and estates described in the following paragraphs (a) through (g) (collectively called the “Mortgaged Property”):

(a)           All rights, titles, interests and estates now owned or hereafter acquired by Grantor in and to the oil and gas leases and/or oil, gas and other mineral leases and other interests and estates and the lands and premises covered or affected thereby which are described on Exhibit A hereto (collectively called the “Hydrocarbon Property”) or which Hydrocarbon Property is otherwise referred to herein, and specifically, but without limitation, the undivided interests of Grantor which are more particularly described on attached Exhibit A.

(b)           All rights, titles, interests and estates now owned or hereafter acquired by Grantor in and to (i) the properties now or hereafter pooled or unitized with the Hydrocarbon Property; (ii) all presently existing or future unitization, communitization, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction and any units created solely among working interest owners pursuant to operating agreements or otherwise) which may affect all or any portion of the Hydrocarbon Property including, without limitation, those units which may be described or referred to on attached Exhibit A; (iii) all operating agreements, production sales or other contracts, farmout agreements, farm-in agreements, area of mutual interest agreements, equipment leases and other agreements described or referred to in this Deed of Trust or which relate to any of the Hydrocarbon Property or interests in the Hydrocarbon Property described or referred to herein or on attached Exhibit A or to the production, sale, purchase, exchange, processing, handling, storage, transporting or marketing of the Hydrocarbons (hereinafter defined) from or attributable to such Hydrocarbon Property or interests; (iv) all geological, geophysical, seismic, engineering, accounting, title and other technical or business data concerning the Mortgaged Property, the Hydrocarbons, or any other item of Property which are in the possession of Grantor or in which Grantor can otherwise grant a security interest, and all books, files, records, magnetic media, computer records, and other forms of recording or obtaining access to such data; and (v) the Hydrocarbon Property described on attached Exhibit A and covered by this Deed of Trust even though Grantor’s interests therein be incorrectly described or a description of a part or all of such Hydrocarbon Property or Grantor’s interests therein be omitted; it being intended by Grantor and Beneficiary herein to cover and affect hereby all interests which Grantor may now own or may hereafter acquire in and to the Hydrocarbon Property notwithstanding that the interests as specified on Exhibit A may be limited to particular lands, specified depths or particular types of property interests.

(c)           All rights, titles, interests and estates now owned or hereafter acquired by Grantor in and to all oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals (collectively called either the “Hydrocarbons” or “As Extracted Collateral”) in and under and which may be produced and saved from or attributable to the Hydrocarbon Property, the lands pooled or unitized therewith and Grantor’s interests therein, including all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Hydrocarbon Property, the lands pooled or unitized therewith and Grantor’s interests therein which are subjected or required to be subjected to the liens and security interests of this Deed of Trust.

(d)           All tenements, hereditaments, appurtenances and properties in anywise appertaining, belonging, affixed or incidental to the Hydrocarbon Property, rights, titles, interests and estates described or referred to in paragraphs (a) and (b) above, which are now owned or which may hereafter be acquired by Grantor, including, without limitation, any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of such Hydrocarbon Property or the lands pooled or unitized therewith (excluding drilling rigs, trucks, automotive equipment or other personal property which may be taken to the premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, including, without limitation, those described on Exhibit A, structures, field separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering systems, field gathering systems, salt water disposal facilities, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties.

(e)           Any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the lien and security interest hereof by Grantor or by anyone on Grantor’s behalf, and the Trustee is hereby authorized to receive the same at any time as additional security hereunder.

(f)           All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by Grantor in and to the Hydrocarbon Property rights, titles, interests and estates and every part and parcel thereof, including, without limitation, the Hydrocarbon Property rights, titles, interests and estates as the same may be enlarged by the discharge of any payments out of production or by the removal of any charges or Permitted Encumbrances (as hereinafter defined in Section 3.01) to which any of the Hydrocarbon Property rights, titles, interests or estates are subject, or otherwise; all rights of Grantor to liens and security interests securing payment of proceeds from the sale of production from the Mortgaged Property, including, but not limited to, those liens and security interests provided in §9.343 of the Applicable UCC (as defined in Section 1.02), as amended from time to time; together with any and all renewals and extensions of any of the Hydrocarbon Property rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by Grantor in and to the Hydrocarbon Property rights, titles, interests or estates.

(g)           All rights and interests whatsoever now owned or hereafter acquired by Grantor in and to future contracts, forward contracts, swap, cap or collar contracts, option contracts, hedging contracts or other derivative contracts or similar agreements covering oil and gas commodities or prices or financial, monetary or interest rate instruments.

(h)           All accounts, contract rights, inventory, general intangibles, insurance contracts and insurance proceeds and any other personable/movable property of any kind or character constituting a part of, relating to or arising out of those portions of the Mortgaged Property which are described in paragraphs (a) through (g) above and all proceeds and products of all such portions of the Mortgaged Property and payments in lieu of production (such as “take or pay” payments), whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, or other assets.

TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee and to his successors and assigns forever to secure the payment of the Indebtedness and to secure the performance of the covenants, agreements, and obligations of the Grantor herein contained.

Section 1.02        Grant of Security Interest. To further secure the Indebtedness, Grantor hereby grants to Beneficiary a security interest in and to the Mortgaged Property (whether now or hereafter acquired by operation of law or otherwise) insofar as the Mortgaged Property consists of equipment, accounts, contract rights, general intangibles, insurance contracts, insurance proceeds, inventory, As Extracted Collateral, fixtures and any and all other personal property of any kind or character defined in and subject to the provisions of the Uniform Commercial Code presently in effect in the jurisdiction in which the Mortgaged Property is situated (“Applicable UCC”), including the proceeds and products from any and all of such personal property. Upon the happening of an Event of Default (as defined under Section 4.01), Beneficiary is and shall be entitled to all of the rights, powers and remedies afforded a secured party by the Applicable UCC with reference to the personal property and fixtures in which Beneficiary has been granted a security interest herein, or the Trustee or Beneficiary may proceed as to both the real and personal property covered hereby in accordance with the rights and remedies granted under this Deed of Trust in respect of the real property covered hereby. Such rights, powers and remedies shall be cumulative and in addition to those granted to the Trustee or Beneficiary under any other provision of this Deed of Trust or under any other Security Instrument. Written notice received by Grantor as provided herein at least ten (10) days prior to the date of public sale of any part of the Mortgaged Property which is personal property subject to the provisions of the Applicable UCC, or prior to the date after which private sale of any such part of the Mortgaged Property will be made, shall constitute reasonable notice.

Section 1.03        Indebtedness Secured. This Deed of Trust is executed and delivered by Grantor to secure and enforce the following (the “Indebtedness”): all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing, of Grantor to Beneficiary under this Deed of Trust, the Guaranty, the other Transaction Documents, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Beneficiary as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Indebtedness” shall include, without limitation: (i) principal of, and interest on, the Notes and the Loans (including any interest that accrues after the commencement of an means any proceeding commenced by or against any Person under any provision of title 11 of the United States Code, as in effect from time to time, or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement or other similar relief (an “Insolvency Proceeding”) regardless of whether allowed or allowable in whole or in part as a claim in such Insolvency Proceeding); (ii) any and all other fees, legal fees and other expenses, indemnities, costs, obligations and liabilities of Grantor from time to time under or in connection with this Deed of Trust, the Notes, the Purchase Agreement, the Guaranty, the other Transaction Documents, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; (iii) payment of the Major Transaction Prepayment Price (as defined in the Notes), and (iv) all amounts in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Grantor.  Any reference in this Deed of Trust or in the Transaction Documents to the Indebtedness shall include all or any portion thereof and any extensions, modifications, renewals or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

Section 1.04         Fixture Filing, Etc. Without in any manner limiting the generality of any of the other provisions of this Deed of Trust: (i) some portions of the goods described or to which reference is made herein are or are to become fixtures on the land described or to which reference is made herein or on attached Exhibit A; (ii) the security interests created hereby under applicable provisions of the Applicable UCC will attach to Hydrocarbons (minerals including oil and gas), or the accounts resulting from the sale thereof at the wellhead located on the land described or to which reference is made herein; (iii) this Deed of Trust is to be filed of record in the real estate records as a financing statement, and (iv) Grantor is the record owner of the real estate or interests in the real estate comprised of the Mortgaged Property.

Section 1.05        Waiver.  Grantor specifically waives presentment, protest, notice of dishonor, intention to accelerate and acceleration and waives all rights, if any, under Rule 31, Texas Rules of Civil Procedures, or Chapter 43 of the Texas Civil Practice and Remedies Code, or Section 17.001 of the Texas Civil Practice and Remedies Code.

ARTICLE II

Assignment of Production

Section 2.01        Assignment. Grantor has assigned, transferred, and conveyed, and does hereby assign, transfer and convey unto Trustee, its successors and assigns, all of the Hydrocarbons and all products obtained or processed therefrom, and the revenues and proceeds now and hereafter attributable to the Hydrocarbons and said products and all payments in lieu of the Hydrocarbons such as “take or pay” payments or settlements, provided, however, Grantor shall, prior to an Event of Default, have the right to retain such Hydrocarbons and all products obtained or processed therefrom, the revenues and proceeds now and hereafter attributable to the Hydrocarbons and said products and all payments in lieu of the Hydrocarbons such as “take or pay” payments or settlements, as they become due and payable. The Hydrocarbons and products are to be delivered into pipe lines connected with the Mortgaged Property, or to the purchaser thereof, to the credit of Trustee, and all such revenues and proceeds shall be paid directly to Beneficiary in the same manner as the landowner royalties pursuant to the terms of the respective leases and applicable law, at its address set forth in the preamble hereof with no duty or obligation of any party paying the same to inquire into the rights of Beneficiary to receive the same, what application is made thereof, or as to any other matter. Grantor agrees to perform all such acts, and to execute all such further assignments, transfers and division orders, and other instruments as may be required or reasonably requested by Beneficiary in order to have said proceeds and revenues so paid to Beneficiary. Grantor hereby appoints Trustee as its true and lawful attorney-in-fact for Grantor, with full authority in the place and stead of Grantor and from time to time in the discretion of Trustee, to pursue any and all rights of Grantor to liens on and security interests in the Hydrocarbons securing payment of proceeds of runs attributable to the Hydrocarbons. Beneficiary is fully authorized to receive said revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of Grantor or Beneficiary for the account of Grantor received from or in connection with said revenues or proceeds and to hold the proceeds thereof in a bank account as additional collateral securing the Indebtedness; and to execute transfer and division orders in the name of Grantor, or otherwise, with warranties binding Grantor. All proceeds received by the Beneficiary pursuant to this assignment shall be applied as provided in the Purchase Agreement or the Notes, at the discretion of Beneficiary. Beneficiary shall not be liable for any delay, neglect, or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder; but Beneficiary shall have the right, at its election, in the name of Grantor or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by Beneficiary in order to collect such funds and to protect the interests of Beneficiary, and/or Grantor, with all costs, expenses and attorneys’ fees incurred in connection therewith being paid by Grantor. Grantor hereby appoints Beneficiary as its attorney-in-fact to pursue any and all rights of Grantor to liens on and security interests in the Hydrocarbons securing payment of proceeds of runs attributable to the Hydrocarbons. In addition to the rights granted to Trustee and/or Beneficiary in Section 1.01(f) of this Deed of Trust, Grantor hereby further transfers and assigns to Beneficiary any and all such liens, security interests, financing statements or similar interests of Grantor attributable to its interest in the Hydrocarbons and proceeds of runs therefrom arising under or created by said statutory provision, judicial decision or otherwise. The power of attorney granted to Beneficiary in this Section 2.01, being coupled with an interest, shall be irrevocable so long as the Indebtedness or any part thereof remains unpaid.

Section 2.02         Rights Under Certain Lien Statutes. Grantor hereby grants, sells, assigns, sets over and mortgages unto Trustee, during the term hereof, all of Grantor’s rights and interests pursuant to the provisions of § 9.343 of the Applicable UCC and of any similar state or local jurisdiction statute in any state wherein the Mortgaged Property is located, hereby vesting in Trustee all of Grantor's rights as an interest owner to the continuing security interest in and liens upon the Mortgaged Property.

Section 2.03        No Modification of Payment Obligations. Nothing herein contained shall modify or otherwise alter the obligation of Grantor to make prompt payment of all principal and interest owing on the Indebtedness when and as the same become due regardless of whether the proceeds of the Hydrocarbons are sufficient to pay the same and the rights provided in accordance with the foregoing assignment provision shall be cumulative of all other security of any and every character now or hereafter existing to secure payment of the Indebtedness.

ARTICLE III

Representations, Warranties and Covenants

Grantor hereby represents, warrants and covenants as follows:

Section 3.01         Title. To the extent of the undivided interests specified on attached Exhibit A, Grantor has good and defensible title to and is possessed of the Mortgaged Property. The Mortgaged Property is free of any and all Liens (as defined in the Purchase Agreement) except Liens listed in Schedule 3.11 of the Purchase Agreement and Liens described on Exhibit A hereto (collectively, the “Permitted Encumbrances”).

Section 3.02         Defend Title. This Deed of Trust is, and always will be kept, a direct first lien and security interest upon the Mortgaged Property subject only to the Permitted Encumbrances and Grantor will not create or suffer to be created or permit to exist any lien, security interest or charge prior or junior to or on a parity with the lien and security interest of this Deed of Trust upon the Mortgaged Property or any part thereof or upon the rents, issues, revenues, profits and other income therefrom. Grantor will warrant and defend the title to the Mortgaged Property against the claims and demands of all other persons whomsoever and will maintain and preserve the lien created hereby so long as any of the Indebtedness secured hereby remains unpaid. Should an adverse claim be made against the title to any part of the Mortgaged Property, Grantor agrees it will immediately defend against such adverse claim at Grantor’s cost and expense, and Grantor further agrees that the Trustee and/or Beneficiary may take such other action as they deem advisable to protect and preserve their interests in the Mortgaged Property, and in such event Grantor will indemnify the Trustee and Beneficiary against any and all cost, reasonable attorney’s fees, paralegal fees and other expenses which the Trustee may incur in defending against any such adverse claim.

Section 3.03        Not a Foreign Person. Grantor is not a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the “Code”), Sections 1445 and 7701 (i.e., Grantor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

Section 3.04         Rentals Paid; Leases in Effect. All leases or subleases comprising a part of the Hydrocarbon Property are in full force and effect.

Section 3.05        Operation By Third Parties. All or portions of the Mortgaged Property may be comprised of interests in the Hydrocarbon Property which are other than working interests or which may be operated by a party or parties other than Grantor and with respect to all or any such interests and properties as may be comprised of interests other than working interests or which may be operated by parties other than Grantor, Grantor’s covenants as expressed in this Article III are modified to require that Grantor use its best efforts to obtain compliance with such covenants by the working interest owners or the operator or operators of such leases or properties.

Section 3.06         Failure to Perform. The Grantor agrees that if the Grantor fails to perform any act or to take any action which the Grantor is required to perform or take hereunder or pay any money which the Grantor is required to pay hereunder, each of the Beneficiary and the Trustee in the Grantor’s name or its or their own name may, but shall not be obligated to, perform or cause to perform such act or take such action or pay such money, and any expenses so incurred by either of them and any money so paid by either of them shall be a demand obligation owing by the Grantor to the Beneficiary or the Trustee, as the case may be, and each of the Beneficiary and the Trustee, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Each amount due and owing by Grantor to each of the Beneficiary and the Trustee pursuant to this Deed of Trust shall bear interest from the date of such expenditure or payment or other occurrence which gives rise to such amount being owed to such Person until paid at the rate of interest stipulated in the Notes following the occurrence and during the continuance of an Event of Default, and all such amounts together with such interest thereon shall be a part of the Indebtedness described in Section 1.03 hereof.

ARTICLE IV

Rights and Remedies

Section 4.01         Event of Default. An “Event of Default” under the Notes shall be an Event of Default under this Deed of Trust.

Section 4.02         Foreclosure and Sale. If an Event of Default shall occur and be continuing, Beneficiary shall have the right and option to proceed with foreclosure by directing the Trustee, or his successors or substitutes in trust, to proceed with foreclosure and to sell, to the extent permitted by law, all or any portion of the Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places in otherwise such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the Beneficiary may deem appropriate, and to make conveyance to the purchaser or purchasers. Where the Mortgaged Property is situated in more than one jurisdiction, notice as above provided shall be posted and filed in all such jurisdictions (if such notices are required by law), and all such Mortgaged Property may be sold in any such jurisdiction and any such notice shall designate the jurisdiction where such Mortgaged Property is to be sold. Nothing contained in this Section 4.02 shall be construed so as to limit in any way the Trustee’s rights to sell the Mortgaged Property, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a, judgment by any court of competent jurisdiction so ordering. Grantor hereby irrevocably appoints the Trustee to be the attorney of Grantor and in the name and on behalf of Grantor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which Grantor ought to execute and deliver and do and perform any and all such acts and things which Grantor ought to do and perform under the covenants herein contained and generally, to use the name of Grantor in the exercise of all or any of the powers hereby conferred on the Trustee. At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Mortgaged Property (Grantor hereby covenanting and agreeing to deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Grantor and its successors and assigns, (iii) each and every recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (v) the receipt of Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, (vi) to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Grantor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Grantor, and (vii) to the extent and under such circumstances as are permitted by law, Beneficiary or any Investor may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the Indebtedness (in the order of priority set forth in Section 4.14 hereof) in lieu of cash payment.  Any sale of any part of the Mortgaged Property located in the State of Texas shall be made in conformity to the laws thereof including: Upon the occurrence and during the continuation of an Event of Default, Grantor hereby authorizes and empowers the Trustee, and each and all of his successors in this trust, at the request of the Beneficiary, at any time when Grantor shall be in default in the performance of any covenant or agreement in the Purchase Agreement or any other Transaction Document, the Indebtedness or hereunder to sell the Mortgaged Property at public venue due to the highest bidder, for cash, between the hours of 10:00 a.m. and 4:00 p.m. of the first Tuesday of any month, after having given notice of the sale at least twenty-one (21) days prior to the date of the sale, in the manner hereinafter described, in the county in which the Mortgaged Property, or any part thereof is situated; provided that, if the Mortgaged Property is situated in more than one county, such sale of the Mortgaged Property, or part thereof, may be made in any county in the State of Texas wherein any part of the Mortgaged Property is situated.  The sale shall be made at the area of the County Courthouse designated for such sales by the Commissioner’s Court of such county in an instrument heretofore recorded in the real property records of that county; provided that, if said Commissioner’s Court has not heretofore recorded a written instrument designating the area in which such sales shall occur in the real property records of such county, then the sale shall take place at the area of the County Courthouse designated in the notice of sale.  The sale shall begin at the time stated in the notice of sale or not later than three (3) hours after that time.  The notice of sale shall include a statement of the earliest time at which the sale will occur and shall be given by posting (or by having some person or persons acting for Trustee post), for at least twenty-one (21) days preceding the date of the sale, written or printed notice of the proposed sale at the Courthouse door of said county in which the sale is to be made, and if such property is in more than one county, one such notice of sale shall be posted at the Courthouse door of each county in which part of such property is situated and such property may be sold at the courthouse door of any one of such counties, and the notice so posted shall designate in which county such property shall be sold; in addition to such posting of notice, Beneficiary shall, at least twenty-one (21) days preceding the date of sale, file a copy of such written notice of the proposed sale in the office of the county clerk of the county in which the sale is to be made, and if such property is in more than one county, a copy of such written notice of sale shall be so filed in the office of the county clerk of each county in which part of such property is situated; in addition to such posting and filing of notice, the Beneficiary shall, at least twenty-one (21) days preceding the date of sale, serve written or printed notice of the proposed sale by certified mail, return receipt requested, on Grantor.  Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to Grantor at its most recent address or addresses as shown by the records of the Beneficiary, in a post office or official depository under the care and custody of the United States Postal Service.  The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service.  Grantor agrees that no notice of any sale other than as set forth in this paragraph need be given by Trustee, the Beneficiary or any other person.  Grantor hereby designates as its address for the purposes of such notice, the address set out hereinabove, and agrees that such address shall be changed only by depositing notice of such change, enclosed in a postpaid wrapper, in a post office or official depository under the care and custody of the United States Postal Service, certified mail postage prepaid, return receipt requested, addressed to the Beneficiary at the address for Beneficiary set out herein (or to such other address as the Beneficiary may have designated by notice given as above provided to Grantor), any such notice of change of address of Grantor shall be effective upon receipt by Beneficiary. Any change of address of the Beneficiary shall be effective three (3) business days after deposit thereof in the above-described manner in the care and custody of the United States Postal Service.  Upon the occurrence of an Event of Default, Grantor hereby authorizes and empowers the Trustee, and each and all of Trustee’s successors in this trust, to sell the Mortgaged Property, or any interest or estate in the Mortgaged Property together or in lots or parcels, as such Trustee shall deem expedient, and to execute and deliver to the purchaser or purchasers of the Mortgaged Property good and sufficient deed or deeds of conveyance thereof and bills of sale with covenants of general warranty binding on Grantor and its successors and assigns.

Section 4.03        Substitute Trustees and Agents. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute trustee conducting the sale.

Section 4.04        Judicial Foreclosure; Receivership. If any of the Indebtedness shall become due and payable and shall not be promptly paid, the Trustee or Beneficiary shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property under the order of a court or courts of competent jurisdiction or under executory or other legal process, or for the enforcement of any other appropriate legal or equitable remedy. Any money advanced by the Trustee and/or Beneficiary in connection with any such receivership shall be a demand obligation (which obligation Grantor hereby expressly promises to pay) owing by Grantor to the Trustee and/or Beneficiary and shall bear interest from the date of making such advance by the Trustee and/or Beneficiary until paid at the rate of interest stipulated in the Notes following the occurrence and during the continuance of an Event of Default.

Section 4.05        Foreclosure for Installments. Beneficiary shall also have the option to proceed with foreclosure in satisfaction of any installments of the Indebtedness which have not been paid when due either through the courts or by directing the Trustee or his successors in trust to proceed with foreclosure in satisfaction of the matured but unpaid portion of the Indebtedness as if under a full foreclosure, conducting the sale as herein provided and without declaring the entire principal balance and accrued interest due; such sale may be made subject to the unmatured portion of the Indebtedness, and any such sale shall not in any manner affect the unmatured portion of the Indebtedness, but as to such unmatured portion of the Indebtedness this Deed of Trust shall remain in full force and effect just as though no sale had been made hereunder. It is further agreed that several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Indebtedness without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Indebtedness.

Section 4.06         Separate Sales. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Beneficiary, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

Section 4.07         Possession of Mortgaged Property. Grantor agrees to the full extent that it lawfully may, that, in case one or more of the Events of Default shall have occurred and shall not have been remedied, then, and in every such case, the Trustee or Beneficiary shall have the right and power to enter into and upon and take possession of all or any part of the Mortgaged Property in the possession of Grantor, its successors or assigns, or its or their agents or servants, and may exclude Grantor, its successors or assigns, and all persons claiming under Grantor, and its or their agents or servants wholly or partly therefrom; and, holding the same, the Trustee may use, administer, manage, operate and control the Mortgaged Property and conduct the business thereof to the same extent as Grantor, its successors or assigns, may at the time do and may exercise all rights and powers of Grantor, in the name, place and stead of Grantor, or otherwise as the Trustee shall deem in the best interest of the Mortgaged Property.  All costs, expenses and liabilities of every character incurred by the Trustee and/or Beneficiary in administering, managing, operating, and controlling the Mortgaged Property shall constitute a demand obligation (which obligation Grantor hereby expressly promises to pay) owing by Grantor to the Trustee and/or Beneficiary and shall bear interest from date of expenditure until paid at the rate of interest stipulated in the Notes following the occurrence and during the continuance of an Event of Default, all of which shall constitute a portion of the Indebtedness and shall be secured by this Deed of Trust and all other Security Instruments.

Section 4.08        Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale Grantor or Grantor’s heirs, devisees, representatives, successors or assigns or any other person claiming any interest in the Mortgaged Property by, through or under Grantor, are occupying or using the Mortgaged Property or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either the landlord or tenant, or at a reasonable rental per day based upon the value of the property occupied, such rental to be due monthly to the purchaser; to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Mortgaged Property (such as an action for forcible entry and detainer) in any court having jurisdiction.

Section 4.09        Remedies Cumulative, Concurrent and Nonexclusive. Every right, power and remedy herein given to the Trustee or Beneficiary shall be cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute (including specifically those granted by the Applicable UCC in effect and applicable to the Mortgaged Property or any portion thereof) each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Trustee or Beneficiary, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power or remedy.  No delay or omission by the Trustee or Beneficiary in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

Section 4.10         No Release of Obligations. Neither Grantor nor any other person hereafter obligated for payment of all or any part of the Indebtedness shall be relieved of such obligation by reason of:  (a) the failure of Trustee to comply with any request of Grantor or any other person so obligated to foreclose the lien of this Deed of Trust or to enforce any provision hereunder or under the Purchase Agreement or any other Transaction Document; (b) the release, regardless of consideration, of the Mortgaged Property or any portion thereof or interest therein or the addition of any other property to the Mortgaged Property; (c) any agreement or stipulation between any subsequent owner of the Mortgaged Property and Beneficiary extending, renewing, rearranging or in any other way modifying the terms of this Deed of Trust without first having obtained the consent of, given notice to or paid any consideration to Grantor or such other person, and in such event Grantor and all such other persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Beneficiary; or (d) by any other act or occurrence save and except the complete payment of the Indebtedness and the complete fulfillment of all obligations hereunder or under the Purchase Agreement or any other Transaction Document.

Section 4.11         Release of and Resort to Collateral.  Beneficiary may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Deed of Trust or its stature as a first and prior lien and security interest in and to the Mortgaged Property, and without in any way releasing or diminishing the liability of any person or entity liable for the repayment of the Indebtedness.  For payment of the Indebtedness, Beneficiary may resort to any other security therefor held by Beneficiary or Trustee in such order and manner as Beneficiary may elect.

Section 4.12        Waiver of Redemption, Notice and Marshaling of Assets, Etc. To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Grantor by virtue of any present or future moratorium law or other law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; provided, however, that if the laws of any state do not permit the redemption period to be waived, the redemption period is specifically reduced to the minimum amount of time allowable by statute; (b) all notices of any Event of Default or of Beneficiary’s or the Investors’ intention to accelerate maturity of the Indebtedness or of Trustee’s election to exercise or his actual exercise of any right, remedy or recourse provided for hereunder or under the Purchase Agreement or any other Transaction Document; and (c) any right to a marshaling of assets or a sale in inverse order of alienation. If any law referred to in this Deed of Trust and now in force, of which Grantor or its successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof.

Section 4.13        Discontinuance of Proceedings. If Beneficiary or any Investor shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the Purchase Agreement or any other Transaction Document and shall thereafter elect to discontinue or abandon same for any reason, Beneficiary shall have the unqualified right so to do and, in such an event, Grantor and Beneficiary shall be restored to their former positions with respect to the Indebtedness, this Deed of Trust, the Purchase Agreement, the Guaranty, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if same had never been invoked.

Section 4.14         Application of Proceeds. The proceeds of any sale of the Mortgaged Property or any part thereof and all other monies received by the Trustee or Beneficiary in any proceedings for the enforcement hereof or otherwise, whose application has not elsewhere herein been specifically provided for, shall be applied:

FIRST:      To the payment of all expenses incurred by the Trustee or Beneficiary incident to the enforcement of this Deed of Trust, the Purchase Agreement, the Guaranty or any of the Indebtedness (including, without limiting the generality of the foregoing, actual expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, compensation of agents and employees, and legal fees), and to the payment of all other charges, expenses, liabilities and advances incurred or made by the Trustee or Beneficiary under this Deed of Trust or in executing any trust or power hereunder;

SECOND:       To the payment of the Indebtedness; and

THIRD:      The remainder, if any, shall be paid to Grantor.

Section 4.15        Resignation of Operator. In addition to all rights and remedies under this Deed of Trust, at law and in equity, if any Event of Default shall occur and Trustee or the Beneficiary shall exercise any remedies under this Deed of Trust with respect to any portion of the Mortgaged Property (or Grantor shall transfer any Mortgaged Property in lieu of foreclosure), the Beneficiary or the Trustee shall have the right to request that any operator of any Mortgaged Property which is either Grantor or any Affiliate of Grantor to resign as operator pursuant to any A.A.P.L Model Form Operating Agreement applicable thereto, and such resignation shall not become effective until 7:00 a.m. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Grantor or such Affiliate, unless a successor operator has been selected and assumes the duties of Grantor or such Affiliate as operator of such Mortgaged Property at an earlier date.

Section 4.16        INDEMNITY. IN CONNECTION WITH ANY ACTION TAKEN BY THE TRUSTEE AND/OR BENEFICIARY PURSUANT TO THIS DEED OF TRUST, THE TRUSTEE AND/OR BENEFICIARY AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS (“INDEMNIFIED PARTIES”) SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY GRANTOR RESULTING FROM AN ASSERTION THAT BENEFICIARY HAS RECEIVED FUNDS FROM THE PRODUCTION OF HYDROCARBONS CLAIMED BY THIRD PERSONS OR ANY ACT OR OMISSION OF ANY INDEMNIFIED PARTY IN ADMINISTERING, MANAGING, OPERATING OR CONTROLLING THE MORTGAGED PROPERTY INCLUDING SUCH LOSS WHICH MAY RESULT FROM THE ORDINARY NEGLIGENCE OF AN INDEMNIFIED PARTY UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AN INDEMNIFIED PARTY AS DETERMINED BY A FINAL DECISION OF A COURT OF COMPETENT JURISDICTION, NOR SHALL THE TRUSTEE AND/OR BENEFICIARY BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY OF GRANTOR. GRANTOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY EACH INDEMNIFIED PARTY FOR, AND TO HOLD EACH INDEMNIFIED PARTY HARMLESS FROM, ANY AND ALL LIABILITY, LOSS OR DAMAGE INCURRED BY ANY INDEMNIFIED PARTY BY REASON OF THIS DEED OF TRUST OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER; IF THE TRUSTEE AND/OR BENEFICIARY MAKES ANY EXPENDITURE ON ACCOUNT OF ANY SUCH LIABILITY, LOSS OR DAMAGE, THE AMOUNT THEREOF, INCLUDING COSTS, EXPENSES AND REASONABLE ATTORNEYS’ FEES, SHALL BE A DEMAND OBLIGATION (WHICH OBLIGATION GRANTOR HEREBY EXPRESSLY PROMISES TO PAY) OWING BY GRANTOR TO THE TRUSTEE AND/OR BENEFICIARY AND SHALL BEAR INTEREST FROM THE DATE EXPENDED UNTIL PAID AT THE POST-DEFAULT RATE, SHALL BE A PART OF THE INDEBTEDNESS AND SHALL BE SECURED BY THIS DEED OF TRUST AND ANY OTHER SECURITY INSTRUMENT.  THE LIABILITIES OF THE GRANTOR AS SET FORTH IN THIS SECTION 4.16 SHALL SURVIVE THE TERMINATION OF THIS DEED OF TRUST.

ARTICLE V

The Trustee

Section 5.01         Duties, Rights, and Powers of Trustee. It shall be no part of the duty of the Trustee to see to any recording, filing or registration of this Deed of Trust or any other instrument in addition or supplemental thereto, or to give any notice thereof, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Mortgaged Property, or any part thereof, or against Grantor, or to see to the performance or observance by Grantor of any of the covenants and agreements contained herein. The Trustee shall not be responsible for the execution, acknowledgment or validity of this Deed of Trust or of any instrument in addition or supplemental hereto or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in respect of the rights of Beneficiary.  The Trustee shall have the right to consult with counsel upon any matters arising hereunder and shall be fully protected in relying as to legal matters on the advice of counsel. The Trustee shall not incur any personal liability hereunder except for Trustee’s own gross negligence or willful misconduct, as determined by a final decision of a court of competent jurisdiction; and the Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.

Section 5.02         Successor Trustee.  The Trustee may resign by written notice addressed to Beneficiary or be removed at any time with or without cause by an instrument in writing duly executed on behalf of Beneficiary. In case of the death, resignation or removal of the Trustee, a successor trustee may be appointed by Beneficiary by instrument of substitution complying with any applicable requirements of law, or, in the absence of any such requirement, without other formality than appointment and designation in writing. Written notice of such appointment and designation shall be given by Beneficiary to Grantor, but the validity of any such appointment shall not be impaired or affected by failure to give such notice or by any defect therein. Such appointment and designation shall be evidence of the right and authority to make the same and of all the facts therein recited, and, upon the making of any such appointment and designation, this Deed of Trust shall vest in the successor trustee all the estate and title in and to all of the Mortgaged Property, and the successor trustee shall thereupon succeed to all of the rights, powers, privileges, immunities and duties hereby conferred upon the Trustee named herein, and one such appointment and designation shall not exhaust the right to appoint and designate a successor trustee hereunder but such right may be exercised repeatedly as long as any Indebtedness remains unpaid hereunder. To facilitate the administration of the duties hereunder, Beneficiary may appoint multiple trustees to serve in such capacity or in such jurisdictions as Beneficiary may designate.

Section 5.03        Retention of Moneys. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.

ARTICLE VI

SECURITY AGREEMENT

Section 6.01         Security Interest. To further secure the Indebtedness, Grantor hereby grants to Beneficiary, for itself and the Investors, and Beneficiary’s successors and assigns a security interest in all of Grantor’s rights, titles and interests in and to the Mortgaged Property insofar as such Mortgaged Property consists of goods, equipment, accounts, general intangibles, inventory, Hydrocarbons, fixtures and any and all other personal property of any kind or character defined in and subject to the provisions of the “applicable Uniform Commercial Code” (said term as used in this Deed of Trust meaning Chapter 9 of the Uniform Commercial Code as adopted in such other state where any of the Collateral (as hereinafter defined) is located) including without limitation, all accessions, additions, and attachments to any thereof, and the proceeds and products from any and all of such personal property (all of the foregoing being in this Article VI collectively called the “Collateral”).  Upon the occurrence and during the continuance of any Event of Default, Beneficiary is and shall be entitled to all of the rights, powers and remedies afforded a secured party by the applicable Uniform Commercial Code with reference to the Collateral in which Beneficiary has been granted a security interest herein, or Beneficiary may proceed as to both the real and personal property covered hereby in accordance with the rights and remedies granted under this instrument in respect of the real property covered hereby.  Such rights, powers and remedies shall be cumulative and in addition to those granted Beneficiary under any other provision of this instrument or under any other instrument executed in connection with or as security for the Notes or any of the Indebtedness.  Grantor, as Debtor (and in this Article VI and otherwise herein collectively called “Debtor”) covenant and agree with Beneficiary, as secured party (and in this Article VI and otherwise herein called “Secured Party”) that:

(a)          To the extent permitted by applicable law, Debtor expressly waives any notice of sale or other disposition of the Collateral and any other right or remedies of a Debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, Debtor agrees that if such notice is mailed, postage prepaid, return receipt requested, to Debtor at Debtor’s address set out hereinabove at least ten (10) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

(b)          Secured Party is expressly granted the right at its option, to transfer, at any time after the occurrence and during the continuance of an Event of Default, to itself or to its nominee the Collateral, or any part thereof, and to receive the monies, income, proceeds, or benefits attributable or accruing thereto and to hold the same as security for the Indebtedness or to apply it on the principal and interest or other amounts owing on any of the Indebtedness, whether or not then due, in such order or manner as Secured Party may elect.  All rights to marshalling of assets of Debtor, including any such right with respect to the Collateral, are hereby waived.

(c)          All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to sale, transfer, assignment or other disposition or utilization of the Collateral or any part thereof hereunder shall be full proof of the matter stated therein, no other proof shall be required to establish full legal propriety of the sale or other action or of any fact, condition or thing incident thereto, and all prerequisites of such sale or other action and of any fact, condition or thing incident thereto shall be presumed to have been performed or to have occurred.

(d)          All expenses of preparing for sale, or other use or disposition, selling or otherwise using or disposing of the Collateral and the like which are incurred or paid by Secured Party as authorized or permitted hereunder, including also all reasonable attorneys’ fees, legal expenses and costs, shall be added to the Indebtedness and Debtor shall be liable therefor.

(e)          If Secured Party elects to exercise its rights under the applicable Uniform Commercial Code as to part of the Collateral, this election shall not preclude Secured Party from exercising any other rights and remedies granted by this instrument as to the remainder of the Collateral.

(f)           Any copy of this instrument may also serve as a financing statement under the applicable Uniform Commercial Code between the Debtor, whose present address is Grantor’s address listed on the execution page of this Deed of Trust, and Secured Party, whose present address is Beneficiary’s address listed on the execution page of this Deed of Trust.

(g)          So long as any amount remains unpaid on any of the Indebtedness, Debtor will not execute and there will not be filed in any public office any financing statement or statements affecting the Collateral other than financing statements in favor of Secured Party hereunder, unless the prior written specific consent and approval of Secured Party shall have first been obtained.

(h)         Secured Party is authorized to file, in any applicable jurisdiction where Secured Party deems it necessary, a financing statement or statements, and at the request of Secured Party, Debtor will join Secured Party in executing one or more financing statements pursuant to the applicable Uniform Commercial Code in form satisfactory to Secured Party, and will pay the cost of filing or recording this instrument, as a financing statement, in all public offices at any time and from time to time whenever filing or recording of any financing statement or of this instrument is deemed by Secured Party to be necessary or desirable.

(i)           The office where Debtor keeps Debtor’s accounting records concerning the Collateral covered by this Security Agreement is the address set forth for Grantor on the execution page of this Deed of Trust.

Section 6.02         As Extracted Collateral. Portions of the Collateral consist of (i) oil, gas and other minerals produced or to be produced from the lands described in the Leases, or (ii) goods which are or will become fixtures attached to the real estate constituting a portion of the Mortgaged Property, and Debtor hereby agrees that this instrument shall be filed in the Official Records of the counties in which the Mortgaged Property is located as a financing statement to perfect the security interest of Secured Party in said portions of the Collateral.  The said oil, gas and other minerals will be financed at the wellhead of the oil and gas wells located on the lands described in the Leases.  The name of the record owner of the Mortgaged Property is the party named herein as Grantor and Debtor.  Nothing herein contained shall impair or limit the effectiveness of this document as a security agreement or financing statement for other purposes.

Section 6.03         Title to Collateral.  Debtor further warrants and represents to Secured Party that, except for (a) the security interest in the Collateral granted hereby, and (b) the Permitted Encumbrances, Debtor is the owner and holder of the Collateral free of any adverse claim, security interest or encumbrance, and Debtor agrees to defend the Collateral against all other claims and demands against the same or any interest therein.  Debtor further warrants and represents that there are no financing statements signed by Debtor now on file in any public office which have not been assigned to the Secured Party or terminated except those statements true and correct copies of which have been delivered to Secured Party.

ARTICLE VII

Miscellaneous

Section 7.01         Instrument Construed as Mortgage, Etc. With respect to any portions of the Mortgaged Property located in any state or other jurisdiction the laws of which do not provide for the use or enforcement of a deed of trust or the office, rights and authority of the Trustee as herein provided, the general language of conveyance hereof to the Trustee is intended and the same shall be construed as words of mortgage unto and in favor of Beneficiary and the rights and authority granted to the Trustee herein may be enforced and asserted by Beneficiary in accordance with the laws of the jurisdiction in which such portion of the Mortgaged Property is located and the same may be foreclosed at the option of Beneficiary as to any or all such portions of the Mortgaged Property, in any manner permitted by the laws of the jurisdiction in which such portions of the Mortgaged Property is situated. This Deed of Trust may be construed as a mortgage, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of them, in order fully to effectuate the lien hereof and the purposes and agreements herein set forth.

Section 7.02        Release of Deed of Trust. If all Indebtedness secured hereby shall be paid and the Purchase Agreement terminated, Trustee and Beneficiary shall forthwith cause satisfaction and discharge of this Deed of Trust to be entered upon the record at the expense of Grantor and shall execute and deliver or cause to be executed and delivered such instruments of satisfaction and reassignment as may be appropriate. Otherwise, this Deed of Trust shall remain and continue in full force and effect.

Section 7.03        Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the Trustee and Beneficiary in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

Section7.04          Successors and Assigns of Parties. The term “Beneficiary” as used herein shall mean and include any legal owner, holder, assignee or pledgee of any of the Indebtedness secured hereby. The terms used to designate Trustee, Beneficiary and Grantor shall be deemed to include the respective heirs, legal representatives, successors and assigns of such parties.

Section 7.05         Flood Insurance. Notwithstanding any provision in this Deed of Trust to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of the “Mortgaged Property” and no Building or Manufactured (Mobile) Home is hereby encumbered by this Deed of Trust.  As used herein, “Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

Section 7.06         Subrogation of Trustee. This Deed of Trust is made with full substitution and subrogation of the Trustee and his successors in this trust and his and their assigns in and to all covenants and warranties by others heretofore given or made in respect of the Mortgaged Property or any part thereof.

Section 7.07         Nature of Covenants. The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

Section 7.08         Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be given or furnished in the manner provided in Section 7.4 of the Purchase Agreement.

Section 7.09         Time.  Time is of the essence in this Deed of Trust.

Section 7.10         Counterparts. This Deed of Trust may be executed in several counterparts, all of which are identical. To facilitate recordation, if the Mortgaged Property is situated in more than one jurisdiction, descriptions of only those portions of the Mortgaged Property located in, the jurisdiction in which a particular counterpart is recorded shall be attached as Exhibit A thereto. An Exhibit A containing a description of all Mortgaged Property wheresoever situated will be attached to that certain counterpart to be attached to a Financing Statement and filed with the appropriate official public records for central filing of financing statements. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

Section 7.11        GOVERNING LAW. THIS DEED OF TRUST SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ITS LAWS RELATING TO CONFLICTS OF LAWS, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER JURISDICTION MANDATORILY GOVERN THE ATTACHMENT, CREATION VALIDITY, PRIORITY, PERFECTION OR MANNER OR PROCEDURE FOR ENFORCEMENT OF THE LIENS OR SECURITY INTERESTS CREATED BY THIS DEED OF TRUST; PROVIDED, HOWEVER, TO THE EXTENT PERMITTED BY THE LAWS OF THE STATE OF TEXAS, ANY REMEDIES PROVIDED IN THIS DEED OF TRUST WHICH ARE VALID UNDER THE LAWS OF THE JURISDICTION WHERE PROCEEDINGS FOR THE ENFORCEMENT OF THIS DEED OF TRUST ARE TAKEN SHALL NOT BE AFFECTED BY ANY INVALIDITY UNDER THE LAWS OF THE STATE OF TEXAS.

Section 7.13         EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS DEED OF TRUST; AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS DEED OF TRUST; THAT IT HAS IN FACT READ THIS DEED OF TRUST AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS DEED OF TRUST; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS DEED OF TRUST, AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS DEED OF TRUST, AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS DEED OF TRUST RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS DEED OF TRUST ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”

Section 7.14       FINAL AGREEMENT. THIS DEED OF TRUST, THE NOTE, THE PURCHASE AGREEMENT, AND THE OTHER TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

WITNESS THE EXECUTION HEREOF, this ___ day of March, 2014.  GRANTOR:  WHITEHAWK PETROLEUM, LLC By:  ___________________________
Name:  Title:  STATE OF TEXAS                              COUNTY OF HARRIS                        §
This instrument was acknowledged before me this ____ day of March, 2014, by _____________, the ___________ of WHITEHAWK PETROLEUM, LLC behalf of such company.
In witness whereof I hereunto set my hand and official seal. NOTARIAL SEAL:
Notary Public
My Commission Expires: The name and address of the Grantor/Debtor is: WHITEHAWK PETROLEUM, LLC  4125 Blackhawk Plaza Circle, Suite 201A
Danville, CA 94506  Attention: General Counsel  EIN: ______________

Signature page to Deed of Trust, Mortgage, Assignment of Production, Security Agreement and FS

ACKNOWLEDGMENT

State of California
County of Contra Costa

On March 6, 2014 before me, Valentina Babichev, Notary Public (insert name and title of the officer)

personally appeared Frank C Ingriselli,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

VALENTINA BABICHEV
COMM. # 1979715
NOTARY PUBLIC • CALIFORNIA
CONTRA COSTA COUNTY
MY COMM. EXP. MAY 26, 2016
TUP1

Signature Valentina Babichev (Seal)

WITNESS THE EXECUTION HEREOF, this ____ day of March, 2014.

BENEFICIARY:

BAM ADMINISTRATIVE SERVICES LLC

By: ______________________

____
Authorized Signatory

STATE OF NEW YORK §
§
COUNTY OF NEW YORK §

NOTARIAL SEAL:

____
Notary Public

My Commission Expires:

MICHAEL A KIMELMAN
NOTARY PUBLIC-STATE OF NEW YORK
No. 01KI6213031
Qualified in New York County
My Commission Expires November 02, 2017

Signature Page to Deed Of Trust, Mortgage, Assignment Of Production, Security Agreement And Financing Statement

WITNESS THE EXECUTION HEREOF, this _day of March, 2014. BENEFICIARY: BAM ADMINISTRATIVE SERVICES LLC By:  Authorized Signatory STATE OF NEW YORK  COUNTY OF NEW YORK This instrument was acknowledged before me this  day of March, 2014, by _, the Authorized Signatory of BAM Administrative Services LLC, on behalf of said limited liability company.  In witness whereof I hereunto set my hand and official seal.  NOTARIAL SEAL: My Commission Expires:  The name and address of the Beneficiary/Secured Party is: BAM Administrative Services LLC 1370 Avenue of the Americas, 32nd Floor New York, NY 10019

EXHIBIT A

ATTACHED TO AND MADE A PART OF
DEED OF TRUST, MORTGAGE,
ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT
 AND FINANCING STATEMENT

DEFINITIONS:

1.           The terms used in Exhibit A have the same meaning as defined in the Deed of Trust.

2.           The term “working interest” as used herein means with respect to an individual lease, the undivided interest owned by Grantor in the leasehold estate, insofar as such leasehold interest is burdened by the obligation to bear and pay costs, without regard to any landowners’ royalties, overriding royalties, production payments or similar burdens on production. The term “net revenue interest” as used herein means that portion of oil and gas (or oil only, or gas only, where so limited herein) produced, saved and sold from the Mortgaged Property to which Grantor is entitled after giving effect to all royalties, overriding royalties, production payments, carried interests, net profits interests, reversionary interests and other burdens upon, measured by or payable out of production therefrom.

3.           With respect to the descriptions of each of the Mortgaged Property, if the description requires, such description may continue on several successive pages of each Part of Exhibit A.  Certain property descriptions are in abbreviated form as to Sections, Townships and Ranges.  In such descriptions the following terms may be abbreviated as follows:

Northwest Quarter-NW, NW/4 or NW1/4;

Southwest Quarter-SW, SW/4 or SW1/4;

Southeast Quarter-SE, SE/4 or SE1/4;

Northeast Quarter-NE, NE/4 or NE1/4;

North Half-N/2 or N1/2;

South Half-S/2 or S1/2;

East Half-E/2 or E1/2; and

West Half-W/2 or W1/2.

The applicable Section, Township and Range may be identified by a series of three numbers, each separated by a dash, with the first number being the Section number, the second number being the Township number and the third number being the Range number.  The Township and Range numbers are followed by an N, S, E or W to indicate whether the Township or Range is North, South, East or West, respectively.  In some instances, the Section number may be stated by itself and not in conjunction with a series of dashed numbers representing the appropriate Township and Range, e.g., the description “N/2 14, SESW 21-29N-8W” means “North one-half of Section 14 and Southeast quarter of Southwest quarter of Section 21, all in Township 29 North, Range 8 West.”  Certain descriptions merely refer to the subdivision or survey in which the property is located in whole or in part.  In such cases, the recorded Leases and any amendments thereof and any other recorded instruments affecting Grantor’s title more particularly describe the land within such subdivision or survey in which Grantor owns an interest, and the descriptions contained in such instruments are incorporated herein by this reference.

SYMBOLS AND ABBREVIATIONS:

1.           The abbreviation “BPO” or the term “before payout” as used herein means the time before which Grantor has recovered from the proceeds of production from a well all costs of preparing to drill, drilling, completing, equipping and operating such well.

2.           The abbreviation “APO” or the term “after payout” as used herein means the time after which Grantor has recovered from the proceeds of production from a well all costs of of preparing to drill, drilling, completing, equipping and operating such well.

All recording references in this Exhibit A
are to the Official Records of ____________ County, Texas

Leases

Pacific Energy Development Corp. - Texas Assets

Lessor	Lessee	Eff Date	State	County	Description
Erwin Earl Ward, Trustee et al	Hawkeye Stratigraphic Inc	5/25/99	TX	Matagorda	Burnett & Sojourner League A -13 contaning 56 acres
FJ Milberger et ux	Hawkeye Stratigraphic Inc	5/25/99	TX	Matagorda	Burnett & Sojourner League A -13 contaning 56 acres
Bryan J Milberger	Hawkeye Stratigraphic Inc	5/25/99	TX	Matagorda	Burnett & Sojourner League A -13 contaning 56 acres
Gardner Serrill	Hawkeye Stratigraphic Inc	4/1/97	TX	Matagorda	as described in Vol/Page 474/9 Matagorda County TX
Elizabeth E Serrill	Hawkeye Stratigraphic Inc	4/1/97	TX	Matagorda	as described in Vol/Page 474/17 Matagorda County TX
Kathy B Caldwell	Hawkeye Stratigraphic Inc	4/1/97	TX	Matagorda	as described in Vol/Page 474/13 Matagorda County TX
Susan Lowe	Hawkeye Stratigraphic Inc	4/1/97	TX	Matagorda	as described in Vol/Page 474/15 Matagorda County TX
Steven Serrill	Hawkeye Stratigraphic Inc	4/1/97	TX	Matagorda	as described in Vol/Page 474/7 Matagorda County TX
Evea Adele Serrill	Hawkeye Stratigraphic Inc	4/1/97	TX	Matagorda	as described in Vol/Page 474/11 Matagorda County TX
Janie LaVonne Dickson	Hawkeye Stratigraphic Inc	4/1/97	TX	Matagorda	as described in Vol/Page 474/25 Matagorda County TX
James Abbott Williams	Hawkeye Stratigraphic Inc	1/17/97	TX	Matagorda	as described in Vol/Page 474/28 Matagorda County TX
Mary Anna Williams	Hawkeye Stratigraphic Inc	1/17/97	TX	Matagorda	as described in Vol/Page 474/22 Matagorda County TX
Annie Nettie Speth	Hawkeye Stratigraphic Inc	1/17/97	TX	Matagorda	as described in Vol/Page 474/31 Matagorda County TX
John Bryan Williams Jr	Hawkeye Stratigraphic Inc	1/17/97	TX	Matagorda	as described in Vol/Page 474/19 Matagorda County TX
Erwin Earl Ward, Trustee et al	Hawkeye Stratigraphic Inc	5/25/99	TX	Matagorda	5.7 acres as described in a declaration of pool unit recorded at Vol 648 Pg 919 Matagorda County TX
FJ Milberger et ux	Hawkeye Stratigraphic Inc	5/25/99	TX	Matagorda	5.7 acres as described in a declaration of pool unit recorded at Vol 648 Pg 919 Matagorda County TX
Bryan J Milberger	Hawkeye Stratigraphic Inc	5/25/99	TX	Matagorda	5.7 acres as described in a declaration of pool unit recorded at Vol 648 Pg 919 Matagorda County TX
The Estate of William F Bell,	Hawkeye Stratigraphic Inc	3/15/97	TX	Matagorda	as described in Vol/Page 474/346 Matagorda County TX
Stephen T Silva Inc	Hawkeye Stratigraphic Inc	3/17/97	TX	Matagorda	as described in Vol/Page 474/474 Matagorda County TX
Bryan J Milberger	Hydrocarbon Lease Management	5/25/00	TX	Matagorda	as described in Matagorda County TX clerk's file number 005575
FJ Milberger et ux	Hydrocarbon Lease Management	5/25/00	TX	Matagorda	as described in Matagorda County TX clerk's file number 005573
Erwin Earl Ward, Trustee et al	Hydrocarbon Lease Management	5/25/00	TX	Matagorda	as described in Matagorda County TX clerk's file number 005574
Carol Anne Hobbs et al	Hydrocarbon Lease Management	8/9/00	TX	Matagorda	as described in Matagorda County TX clerk's file number 006116
Linda Gail Brewer	Hydrocarbon Lease Management	8/9/00	TX	Matagorda	as described in Matagorda County TX clerk's file number 006117

EXHIBIT "B"

	API	Operator	Well	Survey & Abstract	County	ST	PEDCO WI BPO	PEDCO NRI BPO	PEDCO WI APO	PEDCO NRI APO
1	42-321-31809	Sun Resources Texas, Inc.	Millberger 1	PA Burnettez #29 A.S. Sojourner, A-13	Matagorda	TX	0.66500000	0.49808000	0.66500000	0.49808000
2	42-321-31812	Sun Resources Texas, Inc.	Millberger 2	PA Burnettez #29 A.S. Sojourner, A-13	Matagorda	TX	0.67000000	0.50266000	0.67000000	0.50266000
3.	42-321-31871	Sun Resources Texas, Inc.	Oxbow 1	PA Burnettez #29 A.S. Sojourner, A-13	Matagorda	TX	0.64670000	0.48604000	0.64670000	0.48604000